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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ----------------------

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                            ----------------------

               Date of report (date of earliest event reported):
                                  May 1, 2001


                           LML PAYMENT SYSTEMS INC.
              (Exact name of Registrant as specified in charter)



    Yukon Territory, Canada               0-13959               ###-##-####
-------------------------------           -------               -----------
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation or organization)                               Identification No.)




                         1680-1140 West Pender Street
                           Vancouver, B.C.  V6E 4G1
                   (Address of principal executive offices)
                            ----------------------



                                (604) 689-4440
             (Registrant's telephone number, including area code)
                            ----------------------

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

          On May 1, May 3, May 9, May 22, June 28 and June 29, 2001, the Registrant issued news releases, copies of which are being filed as exhibits to this report.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

               Exhibit 20.1 News release dated May 1, 2001 regarding the Registrant's appointment of three senior sales executives.

               Exhibit 20.2 News release dated May 3, 2001 reporting LML Payment Systems Corp., a subsidiary of the Registrant, signed an agreement with Garrett's IGA Supermarkets.

               Exhibit 20.3 News release dated May 9, 2001 reporting LML Payment Systems Corp., a subsidiary of the Registrant, signed an agreement with Sun Foods.

               Exhibit 20.4 News release dated May 22, 2001 reporting LML Payment Systems Corp., a subsidiary of the Registrant, signed an agreement with Advanced Purchasing Systems.

               Exhibit 20.5 News release dated June 28, 2001 reporting that Registrant entered into an amending agreement with respect to its purchase of Phoenix EPS.

               Exhibit 20.6 News release dated June 29, 2001 reporting the fourth quarter and year-end results for fiscal year 2001.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LML PAYMENT SYSTEMS INC.


                                    By:/s/ Carolyn Mosher
                                       ------------------------------
                                      Carolyn Mosher
                                      Corporate Secretary
Date:  August 8, 2001